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                                                                         10.6(b)




                                AMENDMENT NO. 1


         THIS AMENDMENT NO. 1 (the "Amendment") to the Tax Allocation Agreement (the "Tax Agreement") dated as of April 28, 1992, by and among Pacific USA Holdings Corp. (the "Parent") and Pacific American Homes, Inc., Lifescape Development Corporation, Pacific Southwest Bank, F.S.B. and such of their affiliates, whether presently existing or hereafter acquired, as are or shall be part of the "Group" as hereinafter defined (each a "Subsidiary" and collectively, the "Subsidiaries") is effective as of this ___ day of January, 1998 by and among the Parent and the Subsidiaries

                                    RECITALS

         A. The Parent and the Subsidiaries entered into the Tax Agreement to provide for the treatment of such parties as an affiliated group (the "Group") within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         B. The Parent and the Subsidiaries desire to make certain amendments to the Tax Agreement as set forth in this Amendment.

                                   AGREEMENT

         NOW, THEREFORE, the parties hereby agree to amend the Tax Agreement as follows:

1. Section V. is amended to include as subsection F. the following:

         F. Notwithstanding anything to the contrary stated herein, Parent shall indemnify Subsidiary on an after-tax basis (taking into account, when realized, any tax detriment or tax benefit to Subsidiary (or any subsidiary of a Subsidiary) of (i) a payment hereunder or (ii) the liability to the Internal Revenue Service or state, local or foreign taxing authority giving rise to such a payment), with respect to and in the amount of:

                 (1) Any liability for federal income tax incurred by Subsidiary or any subsidiary of Subsidiary for any taxable year with respect to which Subsidiary or such subsidiary is included in the Parent's consolidated return; provided that Subsidiary shall have made payments to Parent as provided in this agreement in complete satisfaction of the Subsidiary's consolidated tax liability for such taxable year;

                 (2) Any liability for state or local income tax incurred by Subsidiary or any subsidiary of Subsidiary with respect to any jurisdiction for any taxable year with respect to which Subsidiary or any such subsidiary of Subsidiary participates in the filing of a consolidated, combined or unitary return with Parent or any subsidiary of Parent (other than Subsidiary or any subsidiary of Subsidiary); provided and to the extent that Subsidiary shall have made payments to Parent as provided in this agreement in complete satisfaction of Subsidiary's state and local tax liability for such taxable year;
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                 (3)      Any liability for federal, state or local income tax
                 incurred by Subsidiary or any subsidiary of Subsidiary to the extent attributable to any member of the Group (other than Subsidiary or any of its subsidiaries) and for which Subsidiary or such subsidiary is liable as a result of being included in a consolidated return of the Group or as a result of participating in the filing of a consolidated, combined or unitary state or local income tax return with Parent or any subsidiary of Parent (other than Subsidiary or any subsidiary of Subsidiary); and

                 (4) Interest, penalties and additions to tax, and costs and expenses in connection with any liabilities described in subsections (1), (2) or (3) above.

         Parent shall pay to Subsidiary amounts due under subsections (1), (2) and (3) and subsection (4) (to the extent such amounts are related to amounts under subsections (1), (2) or (3) above) no later than seven (7) days after the date of a final determination with respect thereto; provided, however, that no such indemnification shall be made to the extent that Subsidiary has failed to make a payment to Parent under the provisions of this agreement.

2. Except as expressly amended by this Amendment, all provisions of the Tax Agreement shall remain in full force and effect.
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         IN WITNESS WHEREOF, the parties execute this Amendment as of the date first written above.

PACIFIC USA HOLDINGS CORP.

By:
    -------------------------


    -------------------------
                             (Name)

    -------------------------
                             (Title)

PACIFIC AMERICAN HOMES, INC.

By:
    -------------------------


    -------------------------
                             (Name)

    -------------------------
                             (Title)

LIFESCAPE DEVELOPMENT CORPORATION

By:
    -------------------------


    -------------------------
                             (Name)

    -------------------------
                             (Title)

PACIFIC SOUTHWEST BANK, F.S.B.

By:
    -------------------------


    -------------------------
                             (Name)

    -------------------------
                             (Title)

NEWMARK HOMES CORP.

By:
    -------------------------


    -------------------------
                             (Name)

    -------------------------
                             (Title)